SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


                       September 24, 2001
          ------------------------------------------------
          Date of Report (Date of Earliest Event Reported)


                       MidAmerican Energy Holdings Company
          ------------------------------------------------
         (Exact Name of Registrant as Specified in Charter)


      Iowa                          0-25551                   94-2213782
-------------------               --------------             -------------
(State or Other Jurisdiction      Commission File            (IRS Employer
   of Incorporation)                  Number)             Identification No.)


                          666 Grand Avenue
                       Des Moines, Iowa 50309
         ---------------------------------------------------
        (Address of Principal Executive Offices and Zip Code)

                           (515) 242-4300
         ---------------------------------------------------
        (Registrant's Telephone Number, Including Area Code)


                               N/A
      --------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

The Registrant hereby reports that on September 21, 2001 its Northern Electric subsidiary, located in Newcastle, England, consummated the exchange of its electricity and gas supply and metering business for Innogy's Yorkshire Electricity distribution business.



Item 7.  Financial Statements and Exhibits.

None.





                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 24, 2001

                              MIDAMERICAN ENERGY HOLDINGS
                              COMPANY


                              By: /s/Paul J. Leighton
                                   Name:  Paul J. Leighton
                                   Title: Vice President, Assistant
                                          General Counsel and Assistant
                                          Secretary